EXHIBIT 10.4


                       CONSENT, WAIVER AND ACKNOWLEDGEMENT


      THIS CONSENT, WAIVER AND ACKNOWLEDGEMENT (this "Consent"), dated as of August 3, 2005, is by and among VOIP, INC. ("Parent"), and CAERUS, INC. ("Caerus"), VOLO COMMUNICATIONS, INC.("Volo"), CAERUS NETWORKS, INC., CAERUS BILLING, INC. and the subsidiaries of Volo that are signatories hereto (collectively, the "Corporation"), and CEDAR BOULEVARD LEASE FUNDING, INC. (the "Lender").

      WHEREAS, the Corporation and Lender are parties to that certain Subordinated Loan and Security Agreement, dated as of June 1, 2004 (the "Credit Agreement"), pursuant to which the Corporation established a credit facility with Lender;

      WHEREAS, Parent, the sole stockholder of Caerus and guarantor of the obligations of the Corporation under the Credit Agreement, intends to purchase substantially all of the assets (the "Asset Purchase") of WQN, Inc. ("WQN"), pursuant to an Asset Purchase Agreement, dated August 1, 2005, between Parent and WQN (the "Asset Purchase Agreement") and, in connection therewith, issue to WQN a bridge note, in the principal amount of $1 million, (the "Bridge Note"), and, upon closing of the transactions contemplated by the Asset Purchase Agreement, issue a Convertible Promissory Note, in the principal amount of $3.7 million to WQN (the "Convertible Note," together with the Bridge Note, the "Notes"), which Notes shall be secured by a junior security interest in the assets of Parent (which assets include the Corporation); and

      WHEREAS, it is a condition to the execution of the Asset Purchase Agreement, the issuance of the Bridge Note and the subsequent completion of the Asset Purchase and issuance of the Convertible Note, that Lender (1) acknowledge that the Corporation is not in default of the Credit Agreement or other Loan Agreements (as defined in the Credit Agreement), and (2) consent to certain matters.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Consent hereby agree as follows:

      1. ACKNOWLEDGEMENT. Lender hereby represents and acknowledges that, to the best of its knowledge, no Event of Default (as defined in the Credit Agreement) under the Credit Agreement or any default under any of the other Loan Agreements presently exists, or is continuing or will result from the transactions contemplated by the Asset Purchase Agreement, except to the extent that the Credit Agreement is concurrently being amended to provide that it shall be an Event of Default if Parent is obligated to make any cash payments to WQN under that certain Convertible Note to be issued by Parent in favor of WQN upon closing of the Asset Purchase (the "WQN Note") because Parent fails to file a Certificate of Designation establishing a series of Preferred Stock as required under the WQN Note (as the same may be amended from time to time).

      2. CONSENT AND WAIVER OF RIGHTS. Lender hereby consents to the Asset Purchase and the transactions contemplated by the Asset Purchase Agreement, including, but not limited to, the issuance of the Notes and the creation of the security interest in favor of WQN and hereby waives Sections 7.01(b), (f) and
(j) of the Credit Agreement in connection with the Asset Purchase.

      3. NO FURTHER WAIVER. Lender is not waiving any rights with respect to Sections 7.01(b), (f) and (j) or any of the other provisions of the Credit Agreement with respect to any transaction or event other than those contemplated in connection with the Asset Purchase. Lender reserves the right, in its discretion, to exercise any or all of its rights and remedies under the Credit Agreement or any of the other Loan Documents (as defined in the Credit Agreement) as a result of any Events of Default that may be continuing as of the date hereof or any Event of Default that may occur after the date hereof, and Lender has not waived any of such rights or remedies, and nothing in this Agreement, and no delay on its part in exercising any such rights or remedies, should be construed as a waiver of any such rights or remedies.

      4. NOTICES. All notices and communications to be given or otherwise made to any party to this Consent shall be deemed to be sufficient if contained in a written instrument delivered in person or by telecopier or duly sent by first class registered or certified mail, return receipt requested, postage prepaid, or by overnight courier, addressed to such party at the address set forth below:

            (a) if to the Parent, to:

                  VoIP, Inc.
                  12330 S.W. 52rd Street Suite 712
                  Ft. Lauderdale, FL 33330
                  Attention: Steven Ivester

                  with a copy to:

                  Andrews Kurth LLP
                  1717 Main Street Suite 3700
                  Dallas, Texas 75201
                  Attention: Ronald Brown, Esq.

            (b) if to the Corporation, to:

                  Caerus, Inc.
                  151 South Wymore Road, Suite 3000
                  Altamonte Springs, Florida 32714
                  Attention: Shawn Lewis

                  with a copy to:

                  Andrews Kurth LLP
                  1717 Main Street Suite 3700
                  Dallas, Texas 75201
                  Attention: Ronald Brown, Esq.

            (c) if to Lender, to:

                  Cedar Boulevard Lease Funding, LLC
                  1225 North Belmont Avenue
                  Arlington Heights, Illinois 60004
                  Attention: Jan Haas


                  with a copy to:

                  Winston & Strawn LLP
                  101 California Street, 39th Floor
                  San Francisco, California 94111
                  Attention:

or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance herewith.

      5. SUCCESSORS AND ASSIGNS. This Consent shall bind and inure to the benefit of the parties hereto and the respective successors and permitted assigns of the parties hereto.

      6. ENTIRE AGREEMENT. This Consent and the other writings referred to herein contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

      7. FURTHER ASSURANCES. Lender agrees to execute and deliver such additional documents as may be reasonably requested by Parent or the Corporation to effect or more fully reflect the transactions contemplated by this Consent.

      8. COUNTERPARTS. This Consent may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

      9. HEADINGS. The headings of the various sections of this Consent have been inserted for convenience of reference only and shall not be deemed to be a part of this Consent.

      10. GOVERNING LAW. This Consent shall be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts made and to be performed wholly therein (without reference to any principles of conflicts of laws).

                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties have entered into this Agreement to be effective as of the date first above written.

LENDER:

CEDAR BOULEVARD LEASE FUNDING LLC, a Delaware limited liability company


By:    /s/  Constantine Dakolias
   ------------------------------------
Name:  Constantine Dakolias
Title: Authorized Signatory

PARENT:

VOIP, INC.
A Texas corporation

By:    /s/ Steven Ivester
   ------------------------------------
Name:  Steven Ivester
Title: President


BORROWERS:

CAERUS, INC.,                              VOLO COMMUNICATIONS, INC.,
a Delaware corporation                     a Delaware corporation


By:    /s/ Shawn M. Lewis                  By:    /s/ Shawn M. Lewis
   ------------------------------------       -------------------------------
Name:  Shawn M. Lewis                      Name:  Shawn M. Lewis
Title: President                           Title: President



CAERUS NETWORKS, INC.,                     CAERUS BILLING, INC.,
a Delaware corporation                     a Delaware corporation


By:    /s/ Shawn M. Lewis                  By:    /s/ Shawn M. Lewis
   ------------------------------------       -------------------------------
Name:  Shawn M. Lewis                      Name:  Shawn M. Lewis
Title: President                           Title: President


                              Signature Page 1 of 4

VOLO COMMUNICATIONS OF ARIZONA, INC.,      VOLO COMMUNICATIONS OF CALIFORNIA,
a Delaware corporation                     INC., a Delaware corporation


By:    /s/ Shawn M. Lewis                  By:    /s/ Shawn M. Lewis
   ------------------------------------       -------------------------------
Name:  Shawn M. Lewis                      Name:  Shawn M. Lewis
Title: President                           Title: President


VOLO COMMUNICATIONS OF COLORADO, INC.,     VOLO COMMUNICATIONS OF CONNECTICUT,
a Delaware corporation                     INC., a Delaware corporation


By:    /s/ Shawn M. Lewis                  By:    /s/ Shawn M. Lewis
   ------------------------------------       -------------------------------
Name:  Shawn M. Lewis                      Name:  Shawn M. Lewis
Title: President                           Title: President



VOLO COMMUNICATIONS OF DELAWARE, INC.,     VOLO COMMUNICATIONS OF FLORIDA, INC.,
a Delaware corporation                     d/b/a Volo Communications Group of
                                           Florida, Inc., a Delaware corporation


By:    /s/ Shawn M. Lewis                  By:    /s/ Shawn M. Lewis
   ------------------------------------       -------------------------------
Name:  Shawn M. Lewis                      Name:  Shawn M. Lewis
Title: President                           Title: President



VOLO COMMUNICATIONS OF GEORGIA, INC.,      VOLO COMMUNICATIONS OF IDAHO, INC., a
a Delaware corporation                     Delaware corporation


By:    /s/ Shawn M. Lewis                  By:    /s/ Shawn M. Lewis
   ------------------------------------       -------------------------------
Name:  Shawn M. Lewis                      Name:  Shawn M. Lewis
Title: President                           Title: President



VOLO COMMUNICATIONS OF ILLINOIS, INC.,     VOLO COMMUNICATIONS OF INDIANA, INC.,
a Delaware corporation                     a Delaware corporation


By:    /s/ Shawn M. Lewis                  By:    /s/ Shawn M. Lewis
   ------------------------------------       -------------------------------
Name:  Shawn M. Lewis                      Name:  Shawn M. Lewis
Title: President                           Title: President


                              Signature Page 2 of 4

VOLO COMMUNICATIONS OF MARYLAND, INC.,     VOLO COMMUNICATIONS OF MASSACHUSETTS,
a Delaware corporation                     INC., a Delaware corporation


By:    /s/ Shawn M. Lewis                  By:    /s/ Shawn M. Lewis
   ------------------------------------       -------------------------------
Name:  Shawn M. Lewis                      Name:  Shawn M. Lewis
Title: President                           Title: President


VOLO COMMUNICATIONS OF MICHIGAN, INC.,     VOLO COMMUNICATIONS OF NEVADA, INC.,
a Delaware corporation                     a Delaware corporation


By:    /s/ Shawn M. Lewis                  By:    /s/ Shawn M. Lewis
   ------------------------------------       -------------------------------
Name:  Shawn M. Lewis                      Name:  Shawn M. Lewis
Title: President                           Title: President



VOLO COMMUNICATIONS OF NEW HAMPSHIRE,      VOLO COMMUNICATIONS OF NEW JERSEY,
INC., a Delaware corporation               INC., a Delaware corporation


By:    /s/ Shawn M. Lewis                  By:    /s/ Shawn M. Lewis
   ------------------------------------       -------------------------------
Name:  Shawn M. Lewis                      Name:  Shawn M. Lewis
Title: President                           Title: President



VOLO COMMUNICATIONS OF NEW YORK, INC.,     VOLO COMMUNICATIONS OF NORTH CAROLINA
a Delaware corporation                     INC., a Delaware corporation


By:    /s/ Shawn M. Lewis                  By:    /s/ Shawn M. Lewis
   ------------------------------------       -------------------------------
Name:  Shawn M. Lewis                      Name:  Shawn M. Lewis
Title: President                           Title: President



VOLO COMMUNICATIONS OF OHIO, INC., a       VOLO COMMUNICATIONS OF PENNSYLVANIA,
Delaware corporation                       INC., a Delaware corporation


By:    /s/ Shawn M. Lewis                  By:    /s/ Shawn M. Lewis
   ------------------------------------       -------------------------------
Name:  Shawn M. Lewis                      Name:  Shawn M. Lewis
Title: President                           Title: President


                              Signature Page 3 of 4

VOLO COMMUNICATIONS OF RHODE ISLAND,       VOLO COMMUNICATIONS OF TEXAS, INC., a
INC., a Delaware corporation               Delaware corporation


By:    /s/ Shawn M. Lewis                  By:    /s/ Shawn M. Lewis
   ------------------------------------       -------------------------------
Name:  Shawn M. Lewis                      Name:  Shawn M. Lewis
Title: President                           Title: President



VOLO COMMUNICATIONS OF VERMONT, INC.,     VOLO COMMUNICATIONS OF VIRGINIA, INC.,
a Delaware corporation                    a Delaware corporation


By:    /s/ Shawn M. Lewis                  By:    /s/ Shawn M. Lewis
   ------------------------------------       -------------------------------
Name:  Shawn M. Lewis                      Name:  Shawn M. Lewis
Title: President                           Title: President



VOLO COMMUNICATIONS OF WASHINGTON, INC.,   VOLO COMMUNICATIONS OF WISCONSIN,
a Delaware corporation                     INC., a Delaware corporation


By:    /s/ Shawn M. Lewis                  By:    /s/ Shawn M. Lewis
   ------------------------------------       -------------------------------
Name:  Shawn M. Lewis                      Name:  Shawn M. Lewis
Title: President                           Title: President



VOLO COMMUNICATIONS OF SOUTH CAROLINA,
INC., a Delaware corporation


By:    /s/ Shawn M. Lewis
   ------------------------------------
Name:  Shawn M. Lewis
Title: President


                              Signature Page 4 of 4